UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: June 5, 2001
                 Date of Earliest Event Reported: April 19, 2001



                            Ferrellgas Partners, L.P.
                 -----------------------------------------------

             (Exact name of registrant as specified in its charter)



      Delaware                 1-111331                     43-1698480
----------------------     -----------------     -------------------------------
 (State or other          Commission file        (I.R.S. Employer Identification
 jurisdiction of               number                         No.)
 incorporation or
  organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (816) 792-1600

ITEM 5.  OTHER EVENTS

         Effective April 19, 2001, the Board of Directors of Ferrellgas, Inc. approved the amendment and restatement of the Amended and Restated Ferrellgas Unit Option Plan. The number of common units of Ferrellgas Partners, L.P. available for grant under the plan was increased from 850,000 to 1,350,000 common units. Other amendments to conform the plan to current law were also made.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following material is filed as an exhibit to this Current Report on Form 8-K.

         Exhibit Number         Description

              10.1              Second Amended and Restated Ferrellgas Unit
                                Option Plan

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FERRELLGAS PARTNERS, L.P.

                                By Ferrellgas, Inc. (General Partner)


Date: June 5, 2001              By     /s/ Kevin T. Kelly
                                ------------------------------------------------
                                    Kevin T. Kelly
                                    Senior Vice President and
                                    Chief Financial Officer (Principal
                                    Financial and Accounting Officer)

                                INDEX TO EXHIBIT


        Exhibit No.      Description of Exhibit
           10.1          Second Amended and Restated Ferrellgas Unit Option Plan